                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                   DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                   FORM NO.      ATTACHED        ATTACHED
------------------                                   --------      --------        --------
Schedule of Cash Receipts and Disbursements          MOR - 1A          x
  Bank Reconciliations (or copies of Debtor's
    bank reconciliations)                            MOR - 1B          x
Statement of Operations                              MOR - 2
Balance Sheet                                        MOR - 3
Status of Postpetition Taxes                         MOR - 4           x
  Copies of IRS Form 6123 or payment receipt
    (See Tax Affidavit)                                                                 x
  Copies of tax returns filed during reporting
    period (See Tax Affidavit)                                                          x
Summary of Unpaid Postpetition Debts                 MOR - 4           x
  Listing of aged accounts payable                                     x
Accounts Receivable Aging                            MOR - 5           x
Debtor Questionnaire                                 MOR - 5           x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                          Chief Executive Officer
-------------------------------------      -------------------------------------
Signature of Responsible Party             Title

Mark E. Toney                              1-20-04
-------------------------------------      -------------------------------------
Printed Name of Responsible Party          Date

PREPARER:

/s/ John P. Boyle                          Chief Accounting Officer
-------------------------------------      -------------------------------------
Signature of Preparer                      Title

John P. Boyle                              1-20-04
-------------------------------------      -------------------------------------
Printed Name of Preparer                   Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)
                                           REPORTING PERIOD: 12/01/03 - 12/31/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                           CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                           -------------                 -------------------------
                                      DEBTOR        NON-DEBTOR (M)               ACTUALS
                                      ------        --------------               -------
CASH BEGINNING                         3,774                10,182                 7,565

RECEIPTS (b)
Owned Domestic Lease Payments          4,390                    --                18,775
Securitization Collections
  / (Transfers) (a)                       --                39,276               200,523
Repayment From / (To)
  Trusts (c)(r)                           --                    --                    89
Owned International Lease
  Payments (d)                           799                    --                 6,535
International Bank
  Transfers In (n)                     1,337                    --                 2,386
Receipts on Behalf of
  Affiliates                             250                    --                 2,314
DIP Advances                           6,100                    --                13,207
Other Receipts (e)                     4,094                    --                 7,090
                                      ------                ------               -------
                                      ------                ------               -------
TOTAL RECEIPTS                        16,970                39,276               250,919
                                      ------                ------               -------

DISBURSEMENTS
Payroll (f)(g)                          (914)                   --                (3,544)
Benefits (f)(g)                          (88)                   --                  (437)
Building Costs (h)                      (230)                   --                  (748)
Equipment Costs                         (143)                   --                  (787)
Auto, Travel & Entertainment             (24)                   --                  (109)
Outside Services (i)                     (19)                   --                  (208)
Sales & Use Taxes                         30                    --                (1,237)
Debt Repayment to Banks (d)(j)        (1,204)                   --                (4,667)
International Bank
  Transfers Out (n)                     (895)                   --                (3,815)
Servicer Disbursements (a)                --               (44,137)             (199,258)
Payments on Behalf of
  Affiliates (k)                        (650)                  (21)               (2,185)
Other Expense (l)                       (520)                   --                  (965)

DIP Repayments                        (8,743)                   --               (24,055)
DIP Fees                                 (10)                   --                  (168)
Professional Fees                     (4,719)                   --                (8,386)
U.S. Trustee Quarterly Fees             (103)                   --                  (103)
                                      ------                ------               -------
                                      ------                ------               -------
TOTAL DISBURSEMENTS                  (18,232)              (44,158)             (250,672)
                                      ------                ------               -------
NET CASH FLOW                         (1,262)               (4,882)                  247
                                      ------                ------               -------
                                      ------                ------               -------
CASH END OF MONTH                      2,512                 5,300                 7,812
                                      ------                ------               -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                              (18,232)
   Transfers to Debtor in Possession Accounts                                         --
   Estate Disbursements Made By Outside Sources (i.e. from
     escrow accounts)                                                                 --
   Payments on Behalf of Affiliates (k)                                              650
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                  (17,582)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)
                                           REPORTING PERIOD: 12/01/03 - 12/31/03

BANK RECONCILIATIONS
(in thousands)

                                          DEBTOR ACCOUNTS            NON-DEBTOR ACCOUNTS       CURRENT MONTH
                                          ---------------            -------------------       -------------
                                     DEBTOR       INTERNATIONAL     RESTRICTED     LOCKBOX
                                    OPERATING          (P)             (M)         (A)(O)         ACTUALS
                                    ---------          ---             ---         ------         -------
CASH BEGINNING OF MONTH                 2,639          1,135          8,367          1,815         13,956

RECEIPTS (b)
Owned Domestic Lease Payments           4,390             --             --             --          4,390
Securitization Collections
  / (Transfers) (a)                        --             --          8,002         31,274         39,276
Repayment From / (To)
  Trusts (c)(r)                            --             --             --             --             --
Owned International Lease
  Payments (d)                             --            799             --             --            799
International Bank
  Transfers In (n)                         --          1,337             --             --          1,337
Receipts on Behalf of
  Affiliates                              250             --             --             --            250
DIP Advances                            6,100             --             --             --          6,100
Other Receipts (e)                      4,069             25             --             --          4,094
                                       ------         ------         ------         ------         ------
                                       ------         ------         ------         ------         ------
TOTAL RECEIPTS                         14,809          2,161          8,002         31,274         56,246
                                       ------         ------         ------         ------         ------

DISBURSEMENTS
Payroll (f)(g)                           (727)          (187)            --             --           (914)
Benefits (f)(g)                           (76)           (12)            --             --            (88)
Building Costs (h)                       (229)            (1)            --             --           (230)
Equipment Costs                          (143)            --             --             --           (143)
Auto, Travel & Entertainment              (13)           (11)            --             --            (24)
Outside Services (i)                      (97)            78             --             --            (19)
Sales & Use Taxes                          30             --             --             --             30
Debt Repayment to Banks (d)(j)             --         (1,204)            --             --         (1,204)
International Bank
  Transfers Out (n)                        --           (895)            --             --           (895)
Servicer Disbursements (a)                 --             --        (13,208)       (30,929)       (44,137)
Payments on Behalf of Affiliates (k)     (650)            --            (21)            --           (671)
Other Expense (l)                        (378)          (142)            --             --           (520)

DIP Repayments                         (8,711)           (32)            --             --         (8,743)
DIP Fees                                  (10)            --             --             --            (10)
Professional Fees                      (4,719)            --             --             --         (4,719)
U.S. Trustee Quarterly Fees              (103)            --             --             --           (103)
                                       ------         ------         ------         ------         ------
                                       ------         ------         ------         ------         ------
TOTAL DISBURSEMENTS                   (15,826)        (2,406)       (13,229)       (30,929)       (62,390)
                                       ------         ------         ------         ------         ------
                                       ------         ------         ------         ------         ------
NET CASH FLOW                          (1,017)          (245)        (5,227)           345         (6,144)
                                       ------         ------         ------         ------         ------
                                       ------         ------         ------         ------         ------
CASH END OF MONTH                       1,622            890          3,140          2,160          7,812
                                       ------         ------         ------         ------         ------
                                       ------         ------         ------         ------         ------
BANK BALANCE                            4,976            890             --          2,203          8,069
   Deposits in Transit                     --             --             --             --             --
   Outstanding Checks                    (214)            --             --             --           (214)
   Non-Debtor Funds in
Debtor Accounts (m)                    (3,140)            --          3,140             --             --
   Other (q)                               --             --             --            (43)           (43)
ADJUSTED BANK BALANCE                   1,622            890          3,140          2,160          7,812
                                       ------         ------         ------         ------         ------

See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 12/01/03 - 12/31/03
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

      (a) Checks received at the Debtor-owned US Bank 7074 lockbox are comprised of both securitized and Debtor-owned contract payments. Securitization-related wires received at the Fleet 6540 account are transferred to the respective securitization trust bank accounts. Customers route their contract payments to 7074 where they are sorted according to the ownership of the related contract. US Bank automatically transfers contract payments that can be identified from lockbox 7074 to a series of other US Bank accounts for each of the securitized pools, on the day the funds are received without any control or intervention by DVI Financial Services, Inc. (DFS), case #03-12657. In contrast, certain remittances cannot be immediately identified or belong to DFS and require intervention by DFS to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt. Funds belonging to DFS are sent to the Fleet operating account (6540).

      (b) The continued collection of cash for all contracts serviced by DFS, on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by individual securitizations remains a priority. DFS's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DFS maintains its entire portfolio on Info Lease - except for the $40,000 Italian portfolio that resides on its own software. DFS's retail equipment business (large-ticket) employs 3 full-time collectors. The accounts of DVI Business Credit Corporation (BC), case #03-12658, customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The planned sale of substantially all of DVI Inc.'s (DVI), case #03-12656, European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DFS refers the most challenging situations to outside counsel. DFS has recently accelerated the issuance of default letters and other procedures, as a result of increased delinquencies subsequent to its bankruptcy filing.

      (c) DFS services the portfolio of 9 securitizations. It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. DFS, on a daily basis, remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS has been required in the past to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, DFS no longer makes servicer advances. The trustee has notified the note holders that an amortizing event has occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools.

      (d) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In December, $799 of customer payments were received in the Debtors bank accounts (see footnote j).

      (e) The $4,094 of other receipts consists of the sale of subsidiary contracts (Strategic Partners Group) - $3,948, deposit refund - $23, miscellaneous - $98 and International - $25.

      (f) The number of employees at the end of the period as compared to pre-petition:

                  July           231
                  December        75

      (g) The Debtor's domestic benefit-to-payroll relationship is 10.4% for DFS.

      (h) Building costs of $230 consist of the following: Jamison office - $215, Chicago SPG office - $64, California office $4, International
            - $1 and other miscellaneous utilities, storage, etc - $16. Allocation to BC - ($70).

      (i) Outside services costs of $19 are comprised of the following: workout/collections consultants - $83, credit system (Lexis Nexis) - $22, payroll processing - $3, miscellaneous - $1 and International - ($78). Allocation to BC - ($12).

      (j) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

            Principal and interest payments totaling $1,204 were made during December. Please see the table below for detail of principal payments and the December ending balances (note that ending balances are affected by currency translation). .

                                                 DECEMBER        ENDING
                  BANK                           PRINCIPAL       BALANCE
                  NAME       COUNTRY            REPAYMENTS     DEC 31, 2003
                  ----       -------            ----------     ------------
                  ING        United Kingdom             --              874
                  Isbank     Turkey                    704            9,064
                  Oyak       Turkey                    216            5,247
                  Lombard    United Kingdom            284          $10,876
                                                    $1,204

      (k) The $650 paid by DFS on behalf of BC consists of the allocation of Jamison-based costs totaling $247, and the direct payment of BC invoices $403. Furthermore, DFS paid out $90 on behalf of MSF (a non-Debtor entity) during the period and received $69 for November paid expenses (net $21 in disbursements).

      (l) Other expenses of $520 are comprised of the following: directors and officers insurance - $322, electronic data processing - $36, staffing and security - $29, SEC filing services - $20, bank charges
            - $11, International - $142 (includes $118 of bank interest) and other miscellaneous of $31. Allocation to BC - ($71).

      (m) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No. 6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (n) Transfers of $1,337 were received in the international branch accounts during December. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries.

            Transfers of $895 were paid out of the international branch accounts during December. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries.

      (o) All routine monthly customer receipts flow through this US Bank lockbox account (No. 7074). There are no journal entries required for non-Debtor funds that are automatically transferred to the proper securitization bank account by US Bank because both the credit (customer account) and debit (proper bank account) for the initial entry are known at the time of the daily lease system report. There is no need to record an entry showing that those funds made a temporary stop in the 7074 account for a few hours before they were automatically transferred.

            The amounts appearing below (including the $2,160 ending balance), reflect funds for 1) those non-Debtor funds where intervention by DFS was necessary, and 2) Debtor-owned contracts. In both instances, the debit (receipt) is necessary to offset the credit to the customer account in the daily lease system report. DFS needs 24 hours to identify the proper bank account for non-Debtor funds and book a credit (transfer out). Similarly, when the Debtor-owned funds are transferred from 7074 to Fleet bank account (6540), a credit (transfer out) is booked.

                             TRANSFER OUT  RECEIVED   BANK BALANCE
                             ------------  --------   ------------
                  NOV. 30                                1,815
                  Dec. 1         (680)       1,432       2,567
                  Dec. 2         (816)       2,491       4,242
                  Dec. 3          (65)         744       4,921
                  Dec. 4          (86)         325       5,160
                  Dec. 5       (1,880)       2,896       6,176
                  Dec. 8       (3,432)       2,345       5,089
                  Dec. 9       (2,801)         305       2,593
                  Dec. 10          --           88       2,681
                  Dec. 11      (2,302)         392         771
                  Dec. 12        (381)         566         957
                  Dec. 15        (414)       1,373       1,915
                  Dec. 16          --        2,469       4,384
                  Dec. 17      (1,935)         674       3,122
                  Dec. 18      (2,469)         117         771
                  Dec. 19        (584)         657         845
                  Dec. 22        (117)       1,039       1,767
                  Dec. 23        (726)         497       1,538
                  Dec. 24      (1,039)         517       1,017
                  Dec. 26          --          135       1,151
                  Dec. 29        (389)         508       1,271
                  Dec. 30        (535)         681       1,417
                  DEC. 31        (602)       1,345       2,160

      (p)   Accounts for international branches of DFS (see footnote d).

      (q)   Primarily returned wires and checks.

      (r) On January 6, 2004, DFS, as servicer, announced that it reached an agreement (the "Settlement Agreement") to settle outstanding issues and claims, amend certain provisions of the governing documents and transfer servicing (collections) to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"). Parties to the Settlement Agreement include DFS, USBPS, U.S. Bank National Association and the Ad Hoc Committee of Securitization Noteholders. If approved, DFS would receive cash proceeds of nearly $30 million mostly from the recovery of previous DFS servicer advances.

            On January 6, 2004, DFS filed a motion seeking the approval of the Settlement Agreement by the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). No assurance can be given that the Bankruptcy Court will ultimately approve the Settlement Agreement. The next court hearing is scheduled for February 3, 2004.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                         Beginning      Amount                    Ending
                                            Tax      Withheld or     Amount        Tax
                                         Liability     Accrued        Paid       Liability
FEDERAL
Withholding                                   --          167          (167)           --
FICA-Employee                                 --           37           (37)           --
FICA-Employer (b)                             --           40           (37)            3
Unemployment                                  --           --            --            --
Income (c)(d)                             74,752      (11,525)       (1,762)       61,465
Other                                         --           --            --            --
  Total Federal Taxes                     74,752      (11,281)       (2,003)       61,468
STATE AND LOCAL
Withholding                                   --           29           (29)           --
Sales (b)                                  3,572          640          (511)        3,701
Excise                                        --           --            --            --
Unemployment                                  --           --            --            --
Real Property                                 --           --            --            --
Personal Property                             --           --            --            --
Florida Doc Stamp                             --           --            --            --
Franchise                                     --           --            --            --
Other: Local Income Tax Withholding           --            6            (6)           --
  Total State and Local                    3,572          675          (546)        3,701
TOTAL TAXES                               78,324      (10,606)       (2,549)       65,169

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                    AMOUNT
----------------------                                                    ------
Current                                                                       87
0 - 30 days                                                                   --
31 - 60 days                                                                  --
61 - 90 days                                                                  --
91+ days                                                                      --
TOTAL ACCOUNTS PAYABLE                                                        87

Explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 12/01/03 - 12/31/03
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

      (d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 12/01/03 - 12/31/03


                            ACCOUNTS RECEIVABLE AGING
(in thousands)

-------------------------------------------------------    --------------------------------
                                                                                 NON-DEBTOR
ACCOUNTS RECEIVABLE AGING (a)(b)(c)                        DEBTOR AMOUNT           AMOUNT
-------------------------------------------------------    --------------------------------
0 days old                                                       102,041           461,415
-------------------------------------------------------    --------------------------------
1 - 30 days old                                                   10,566             23,703
-------------------------------------------------------    --------------------------------
31 - 60 days old                                                  18,440             16,439
-------------------------------------------------------    --------------------------------
61 - 90 days old                                                   2,040              7,384
-------------------------------------------------------    --------------------------------
91- 120 days old                                                  27,990              4,670
-------------------------------------------------------    --------------------------------
+ Over 121 days                                                   54,885             54,923
-------------------------------------------------------    --------------------------------
Total Accounts Receivable                                        215,962            568,534
-------------------------------------------------------    --------------------------------


     DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------------------       --------------------
MUST BE COMPLETED EACH MONTH                                                                     YES         NO
---------------------------------------------------------------------------------------       --------------------
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below. (SEE ATTACHED APPENDICES)                             X
---------------------------------------------------------------------------------------       --------------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                                   X
---------------------------------------------------------------------------------------       --------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                                                        X
---------------------------------------------------------------------------------------       --------------------
4.    Are workers compensation, general liability and other necessary insurance coverages in effect?
      If no, provide an explanation below.                                                        X
---------------------------------------------------------------------------------------       --------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(a) Amounts appearing in each of the delinquency categories represent the contracts' total remaining principal balance. The contract amounts appearing in the Accounts Receivable Aging Schedule consist of both owned ($216.0 million) and securitized contracts ($568.5 million). Under the relevant agreements, the Debtor's obligors generally are considered late if payment on a contract has not been received when due. Default on contracts results in acceleration of all remaining payments.

(b) At the inception of individual contracts, scheduled future payments are established for their entire term and recorded in our asset management system. The combined (principal and interest) scheduled payment for Debtor-owned contracts would approximate $2.2 million for the month immediately following the period covered by this report. That amount will fluctuate in subsequent months as various large end-of-term payments come due. Due to a variety of collection difficulties the Debtor is currently encountering with its customers as a result of Chapter 11, the anticipated actual collections next month will vary significantly from those originally scheduled at each contract's inception.

(c) Only includes receivables assets that represent amounts due from customers, not items such as certain accruals required under FAS 140 that are not amounts due from customers.

                                                                           MOR 5

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   12/01/03 - 12/31/03








                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT


To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.




            1-20-04                        /s/ John P. Boyle
---------------------------------          -------------------------------------
              Date                         Signature of Responsible Party
                                           John P. Boyle

                                                                      APPENDIX 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:                  DVI Financial Services Inc.'s (FS) Strategic
                                    Partners Group (SPG) subsidiary sold to IFC
                                    Credit Corp. (IFC) 141 contracts for net proceeds of $4,430. A deposit check for $525 was received by counsel but was not deposited until Jan. 2004 with FS.

Effective Date:                     12/18/03

Contracts Sold:

                                                   #               Amount

      Conditional sale & FMV leases               111              $3,788
      Operating leases                              4                  72
      Loans                                        24               1,348
      Progress payments                             2                  15
      Total contracts                             141              $5,223

Compensation:

1)    12/31/03 wire for                                            $3,948
2)    Initial deposit Jan. 2004                                       525
3)    Break-up fee to losing bidder (a)                               (43)
      Total net proceeds                                           $4,430


Loss on Transaction:                                               $  793


(a) Break-up fee to Capital Crossing Bank paid on Jan. 6, 2004 via wire

                                                                      APPENDIX 2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:                  DVI Financial Services Inc.'s (FS) Strategic
                                    Partners Group (SPG) subsidiary sold to IFC
                                    Credit Corp. (IFC) 141 contracts for net proceeds of $4,430 (see Appendix 1).
                                    Additionally, SPG has transferred its loan servicing of 68 non-securitized contracts to IFC. Loan servicing for all of SPG's remaining contracts, including those that have been securitized, will be transferred to US Bancorp pursuant to a settlement reached with note holders and others on December 30, 2003 and subject to U.S.
                                    Bankruptcy Court approval on February 3,
                                    2004. FS no longer has the resources to
                                    pursue the separate sale of SPG's business and has reduced staff from 50 in July 2003 to 10. Consequently, FS will record non-cash asset impairment and write-downs for its goodwill, furniture and fixtures, and other related accounts as part of the wind down of the SPG entity.

Effective Date:                     12/18/03

Asset Impairment:

                                                          NBV

      Net Goodwill                                     $5,464
      Net Furniture and Fixtures (a)                    1,908
      Miscellaneous Assets                                968
      Cost associated with the transfer of
       servicing to IFC of contracts retained
       by FS                                              300
      Total write-down                                 $8,640


      (a) Includes custom developed Oracle e-commerce software of $1,689. There will likely be de minimis recovery from the sale of remaining office furniture and equipment during the first quarter of 2004.

                                                                      APPENDIX 3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:                  In 2001 DVI Financial Services Inc. (FS)
                                    repossessed equipment, furniture and
                                    fixtures and leaseholds in Tampa
                                    Cardiovascular, a failed former customer, and assumed responsibility for the real estate lease. Following a protracted effort by FS to revive and sell the business, FS has determined that it no longer has the resources to pursue such a strategy, and has concluded that the most cost efficient course of action is to reject the lease for the facility and abandon the assets.

Effective Date:                     12/1/03

Asset Book Value:

      Book value at time of abandonment           $2,500

Compensation:                                     $    0

Loss on Transaction:                              $2,500

                                                                      APPENDIX 4

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:                  DVI Financial Services Inc. (FS) transferred
                                    5 contracts to US Bank that had been pledged as loan collateral. The contracts were assumed by US Bancorp in exchange for a reduction in debt to US Bancorp.

Effective Date:                     12/5/03

Contracts Assumed:

      Morningstar Realty Group                   $ 4,356
      Health Care Properties VI                    1,896
      Park Place of St. Aug.                       1,090
      Health Care Properties XVII                    743
      La Mirada Associates                         2,000
      Total basis in the 5 contracts             $10,085

Compensation (a):                                $ 5,500

Loss on Transaction:                             $ 4,585


(a) Reduction of debt to US Bancorp (non-cash)

                                                                      APPENDIX 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03


          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:                Furniture, fixtures and computer equipment
                                  from closed offices in California, Texas and Georgia as well as assets in storage.

Buyer(s):                         Action Liquidators & Equipment Co. - CA office
                                  D.E. Wolfe - PA assets in storage
                                  Golden State Mortgage - TX office
                                  Northpoint Liquidators - 3 GA offices

Effective Date:                   From Oct. '03 through current period
                                  (previously disclosed in MOR prior period footnotes)

Terms of sale:                    All cash at closing

Asset Book Value:                 $43

Compensation (a):                 $17

Loss on Transaction:              $26


(a) Consideration represents highest bidding at respective auction of assets

                                                                      APPENDIX 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re DVI Financial Services Inc.                        Case No. 03-12657 (MFW)
                                            Reporting period: 12/1/03 - 12/31/03

          REPORT OF THE SALE, DISPOSAL, OR ABANDONMENT OF ESTATE ASSETS

($ in thousands)

Asset Description:                  DVI Financial services (FS) occasionally
                                    repossesses medical equipment from
                                    delinquent borrowers as part of the recovery of that customers' unpaid contract balance.
                                    Before its petition for protection under bankruptcy, FS remarketed that equipment to an extensive list of its existing customers or other parties. FS often provided financing for the equipment that enabled it to realize the equipment's retail value in the new transaction. Only on rare occasions would FS resort to remarketing the equipment on a wholesale basis through an equipment broker. FS no longer has the resources to pursue a retail remarketing strategy and has been forced to resort to an expedited disposal process to satisfy claims against its estate. Further, because of the prominence that its recent bankruptcy has received in the used medical equipment market, FS has been forced to dispose of its equipment at distress values.

Effective Date:                     From 8/31/03 through end of current
                                    reporting period (items sold for cash
                                    consideration were disclosed in prior period footnotes)

Asset Value:

       AOA Kanser                                              $2,627
       Covenant Imaging                                         2,000
       Advanced Diagnostic Imaging                                850
       EBT Mobile Scanners                                        840
       Sports Imaging                                             800
       Linden Open MRI                                            537
       Lifescan of New Jersey                                     325
       Quest Medical Imaging                                      250
       SPG related equipment                                      192
       Nixon Equipment                                            150
       Griffon Industries                                          75
       Columbia - Healthone                                        12
       Total Asset Value                                       $8,658

Compensation (a):                                              $3,417

Loss on Transactions:                                          $5,241


(a) $1,653 in cash and $1,764 in new financing of repossessed equipment